                      NOTICE OF GUARANTEED DELIVERY FOR
                           SFX ENTERTAINMENT, INC.


   This form or one substantially equivalent hereto must be used to accept the Exchange Offer of SFX Entertainment, Inc. (the "Company") made pursuant to the Prospectus, dated June 9, 1998 (the "Prospectus"), if certificates for 9 1/8% Senior Subordinated Notes due 2008, Series A (the "Notes") of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by mail, hand or overnight courier to The Chase Manhattan Bank (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender the Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.


            Delivery to: Chase Manhattan Bank, the Exchange Agent

                                By U.S. Mail:


                   ChaseMellon Shareholder Services, L.L.C.
                             Post Office Box 3301
                          South Hackensack, NJ 07606
                        Attn: Reorganization Department

                                    By Hand:

                    ChaseMellon Shareholder Services, L.L.C.
                            120 Broadway, 13th Floor
                               New York, NY 10271
                        Attn: Reorganization Department

                             By Overnight Delivery:


                    ChaseMellon Shareholder Services, L.L.C.
                               85 Challenger Road
                                Mail Drop-Reorg
                           Ridgefield Park, NJ 07660

                               Facsimile Number:
                                (201)296-4293

                           Confirm Facsimile Only:
                                (201)296-4860

   Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery.

Ladies and Gentlemen:

   Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the Aggregate Principal amount of Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange
Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Aggregate Principal Amount of Notes tendered:

$
 -------------------------------------------------
Certificate Nos. (if available):


--------------------------------------------------
Aggregate Principal Amount Represented by Old
Certificates(s):

$
 -------------------------------------------------

If Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

Account Number
--------------------------------------------------

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X                                          , 1998
  ------------------------------  ---------

X                                          , 1998
  ------------------------------  ---------
  Signature(s) of Owners(s) or       Date
  Authorized Signatory

  Area Code and Telephone
  Number:
         -----------------------

   Must be signed by the holder(s) of Notes as their name(s) appear(s) on certificates for Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):     ----------------------------------------------------------------
             ----------------------------------------------------------------
Capacity:    ----------------------------------------------------------------
Address(es): ----------------------------------------------------------------
             ----------------------------------------------------------------
             ----------------------------------------------------------------
             ----------------------------------------------------------------
             ----------------------------------------------------------------
             ----------------------------------------------------------------

                                  GUARANTEE

   The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the aggregate principal amount of Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

-----------------------------------------------------------------------------
                                 Name of Firm

-----------------------------------------------------------------------------
                                    Address

-----------------------------------------------------------------------------
City                                 State                           Zip Code

Area Code and Tel. No.
                      -------------------------------------------------------


-----------------------------------------------------------------------------
                             Authorized Signature

-----------------------------------------------------------------------------
                                    Title
Name:
     ------------------------------------------------------------------------
                            (Please Type or Print)

Dated:
      -----------------------------------------------------------------------


NOTE: DO NOT SEND CERTIFICATES FOR NOTES WITH THIS FORM. CERTIFICATES FOR
      NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.